Exhibit 10.3

AMENDED AND RESTATED PERFORMANCE GUARANTEE AND INDEMNITY DEED

PERFORMANCE GUARANTEE AND INDEMNITY (the “Guarantee”), originally dated 21 December 2021 and amended and restated on 20 December 2022 and 26 June 2024, by THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), in favour of each of STUURGROEP FLEET (NETHERLANDS) B.V., (“Dutch FleetCo” and "Dutch B FleetCo"), RAC FINANCE S.A.S., (“French FleetCo”); HERTZ FLEET LIMITED (“German FleetCo”); IFM SPV S.r.l (“Italian FleetCo”), Dutch FleetCo acting through its Spanish branch, STUURGROEP FLEET (NETHERLANDS) B.V., SUCURSAL EN ESPANA, (“Spanish FleetCo” and together with Dutch FleetCo, Dutch B FleetCo, French FleetCo, German FleetCo and Italian FleetCo the “FleetCos” or the “Beneficiaries”); BNP PARIBAS TRUST CORPORATION UK LIMITED as Issuer Security Trustee and FleetCo Security Trustee during the period (such period, the “Hertz Guarantee Period”) from and including the date hereof to but excluding the Guarantee Termination Date (as defined below);

Section 1. Defined Terms and Rules of Construction

(a)       Except as otherwise defined, capitalized terms used herein shall have the meanings assigned to such terms in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated 25 September 2018 as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”). All Clause, Sub Clause or paragraph references herein shall refer to clauses, sub-clauses or paragraphs of this Guarantee, except as otherwise provided herein.

(b)       In this Guarantee, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto, unless the context otherwise requires, words and expressions used have the constructions ascribed to them in Clause 2 (Principles of Interpretation and Construction) of the Master Definitions and Constructions Agreement.

Section 2. Performance Guarantee.

(a)       Hertz hereby irrevocably and unconditionally guarantees to the Beneficiaries, the due and punctual performance and observance by each of the Dutch Administrator, French Administrator, German Administrator, Italian Administrator, Belgian Administrator and Spanish Administrator (together the “Administrators”) and each of the Servicers and the Instalment Sale Administrator of their obligations under the Related Documents and of all of the terms, covenants, conditions, agreements and undertakings to be performed or observed by each of the Servicers, the Instalment Sale Administrator and the Administrators under the Related Documents in accordance with the terms hereof and thereof including any agreement of the Servicers, the Instalment Sale Administrator and the Administrators, in such capacity, to pay or deposit any money under the Related Documents (all such terms, covenants, conditions, agreements and undertakings to be performed or observed by the Servicers, the Instalment Sale Administrator and the Administrators, in such capacity, being collectively referred to as the “Guaranteed Obligations”) and the due and punctual payment by each Lessee and the Instalment Purchaser of all amounts to be paid by each Lessee and Instalment Purchaser pursuant to Clause 4 (Rent and Lease Charges) of each Master Lease and Clause 13 (Value Added Tax and Stamp Taxes) of the German Master Lease, Spanish Master Lease, French Master Lease and Dutch Master Lease, in Clause 9 (Value Added Tax and Stamp Taxes) of the Italian Fleet Servicing Agreement, and in Clause 4 (Instalment and Charges) and 13 (Value Added Tax) of the Belgian Master Instalment Sale and Administration Agreement (together the “Guaranteed Monies”), in each case after any applicable grace periods or notice requirements, according to the terms of the Related Documents; provided, however, that Hertz shall not be liable to make any payment or deposit in respect of a Guaranteed Obligation or the Guaranteed Monies (each, a “Guaranteed Payment Obligation”) until five Business Days following receipt by Hertz of written notice from the relevant FleetCo that such a Guaranteed Payment Obligation is due that has not been satisfied by the Servicers, the Instalment Sale Administrator the Administrators or the Lessees (as applicable). In the event that the Servicers, the Instalment Sale Administrator or the Administrators shall fail in any manner whatsoever to perform or observe any of the Guaranteed Obligations or the Lessees shall fail in any manner whatsoever to pay the Guaranteed Monies when the same shall be required to be performed or observed (after any applicable grace periods and notice requirements, according to the terms of the Related Documents, and the notice requirements set forth in the preceding sentence), then Hertz will itself duly perform or observe, or cause to be duly performed or observed, such Guaranteed Obligation, or pay such Guaranteed Monies and it shall not be a condition to the accrual of the obligation of Hertz hereunder to perform or observe any Guaranteed Obligation, or to cause such Guaranteed Obligation to be performed or observed, or to pay any Guaranteed Monies that any Beneficiary shall have first made any request of or demand upon or given any notice to Hertz (other than the notice required pursuant to the preceding sentence) or to the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee, or their successors or assigns, or have instituted any action or proceeding against Hertz or the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee, or their successors or assigns in respect thereof; provided, however, that for the avoidance of doubt, nothing contained herein shall be construed to be a waiver by Hertz of the requirement that notice be provided to Hertz with respect to each Guaranteed Payment Obligation in accordance with the preceding sentence.

(b)       The Guarantor irrevocably and unconditionally indemnifies, as an independent and primary obligation, each Beneficiary against, and must pay to each Beneficiary promptly on demand, amounts equal to any loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine or outgoing suffered, paid or incurred by each Beneficiary as a result of or in connection with (i) any obligation or liability of, or obligation or liability guaranteed by, the Guarantor under this Agreement (or which would be such an obligation or liability if enforceable, valid and not illegal) being or becoming unenforceable, invalid or illegal; (ii) any Lessee, Servicer, Instalment Sale Administrator or Administrator failing, or being unable, to pay any Guaranteed Monies or any of the Servicers, Instalment Sale Administrator or Administrators failing, or being unable, to perform any of the Guaranteed Obligations provided, however, that Hertz shall not be liable to make any payment or deposit in respect of a Guaranteed Obligation or the Guaranteed Monies until five Business Days following receipt by Hertz of written notice from the relevant FleetCo that such a Guaranteed Payment Obligation is due that has not been satisfied by the Servicers, the Instalment Sale Administrator, the Administrators or the Lessees (as applicable); or (iii) any Guaranteed Monies (or money which would be Guaranteed Money if it were recoverable) not being recoverable from any Lessee, Servicer, Instalment Sale Administrator or Administrator, in each case, for any reason and whether or not such Beneficiary knew or ought to have known anything about those matters.

(c)       The obligations of Hertz hereunder shall rank pari passu with the senior unsecured debt of Hertz. Hertz hereby agrees that its obligations hereunder shall be unconditional, irrespective of (i) the validity, regularity or enforceability of any Related Document, any change therein or amendment, amendment and restatement or variation thereto, the absence of any action to enforce the same, any waiver or consent by the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee with respect to any provision thereof, the recovery of any judgment against the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee, or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defence of a guarantor and (ii) any difference between the law selected as the governing law of any of the Related Documents and the law selected as the governing law of this Guarantee. Hertz covenants that this Guarantee will not be discharged except by complete performance of the Guaranteed Obligations and payment of the Guaranteed Monies. Notwithstanding anything to the contrary contained herein (other than section 4.2 (Recourse), this Guarantee shall be discharged in its entirety on the date on which all Guaranteed Obligations and all liabilities in respect of the Guaranteed Monies have been fully, finally and unconditionally performed, discharged or satisfied (as the case may be) (the “Guarantee Termination Date”; provided, however, that this Guarantee shall not be discharged on the Guarantee Termination Date in respect of any claims made pursuant to and in accordance with this Guarantee prior to the Guarantee Termination Date, which have not yet been fully, finally and unconditionally performed, discharged or satisfied.

(d)       Hertz herby waives (i) promptness and diligence; (ii) notice of the incurrence of any additional obligations by the applicable Administrator, Servicer, Instalment Sale Administrator

or Lessee; (iii) notice of any actions taken by any Beneficiary under any Related Document; (iv) acceptance of this Guarantee and reliance thereon by the Beneficiaries; and (v) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Guaranteed Obligations or Guaranteed Monies, and all other formalities of every kind in connection with the enforcement of the Guaranteed Obligations or the Guaranteed Monies, the omission of or delay in which might constitute grounds for relieving Hertz of its obligations under this Guarantee; provided, however, that for the avoidance of doubt, nothing contained herein shall be construed to be a waiver by Hertz of the requirement that notice be provided to Hertz with respect to each Guaranteed Payment Obligation in accordance with Section 1(a) hereof.

(e)       Hertz, in respect of any amounts owing from the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee under the Related Documents, that are paid by Hertz pursuant to the provisions of this Guarantee to any third party, shall be subrogated to all rights of such third party to receive payments of such amounts from each Administrator, Servicer, Instalment Sale Administrator or Lessee; provided, however, that Hertz shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all amounts payable under the Related Documents have been paid in full.

(f)       Hertz further agrees that, to the extent that any Guaranteed Payment Obligation is made by or on behalf of the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee, which Guaranteed Payment Obligation or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee or the estate, trustee, receiver or any other party relating to the applicable Administrator, Servicer, Instalment Sale Administrator or Lessee, including Hertz, under any bankruptcy law, provincial or federal law, common law or equitable cause then, to the extent of the amount so set aside or required to be repaid, the Guaranteed Payment Obligation or part thereof which had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payments, reduction or satisfaction occurred.

Section 3. Taxes

(a)       All payments by Hertz to or for the benefit of the Beneficiaries or any of their assignees, if any (each, a “Foreign Affected Person”) pursuant to this Guarantee are payable, except as otherwise required by the Requirements of Law, free and clear of, and without deduction for, any and all Taxes but excluding, Taxes on net income or similar taxes (including branch profits taxes or alternative minimum tax) imposed or levied on the Foreign Affected Person as a result of a connection between the Foreign Affected Person and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Foreign Affected Person having executed, delivered or performed its obligations under this Guarantee or received a payment under this Guarantee, or having enforced any of its rights under this Guarantee) (such non-excluded Taxes being called “Covered Taxes”).

(b)       If Hertz is required by the Requirements of Law to deduct or pay any Covered Taxes in respect of any payment by or on account of any obligation of Hertz hereunder, then (i) the sum payable by Hertz shall be increased by Hertz when payable as necessary so that after making or allowing for all required deductions and payments (including deductions and payments applicable to additional sums payable under this Section 4) the Foreign Affected Person shall receive and retain an amount equal to the sum it would have received had no such deductions or payments been required, (ii) Hertz shall make any such deductions required to be made by it under the Requirements of Law; and (iii) Hertz shall timely pay the full amount required to be deducted to the relevant Governmental Authority in accordance with the Requirements of Law,

(c)       Without limiting the provisions of paragraph (b) above, Hertz shall timely pay all present or future stamp or documentary taxes or any other similar excise or property taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of this Guarantee, including any interest, additions or penalties applicable thereto (“Other Taxes”) to the relevant Governmental Authority in accordance with the Requirements of Law.

(d)       All payments made by Hertz under this Guarantee shall be exclusive of any VAT, which shall be paid by Hertz in addition to and at the same time as such payments.

(e)       Hertz shall indemnify a Foreign Affected Person after written demand therefor, for the full amount of any Covered Taxes or Other Taxes (including Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4) paid by the Foreign Affected Person and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Covered Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Hertz by the Foreign Affected Person shall be conclusive absent manifest error.

(f)       As soon as practicable after any payment of Taxes or Other Taxes by Hertz to a Governmental Authority, Hertz shall deliver to the Foreign Affected Person the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Foreign Affected Person.

(g)       If the Foreign Affected Person determines, in its sole discretion, that it has received a refund of any Covered Taxes or Other Taxes as to which it has been indemnified pursuant to this Section 3, it shall pay over to Hertz such amount as it determines will leave it, after such payment, in the same after-Tax position as it would have been if no such indemnity payment had been required, provided that Hertz, upon the request of the Foreign Affected Person, agrees to repay the amount paid over to Hertz (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Foreign Affected Person in the event (and to the extent that) that the Foreign Affected Person is required to repay all or part of such refund to such Governmental Authority. This Section 3(g) shall not be construed to require the Foreign Affected Person to make available their tax returns (or any other information relating to their taxes which they deem confidential) to Hertz or any other Person.

(h)       The Foreign Affected Person shall, as promptly as practicable after it becomes aware of any circumstance referred to in this Section 3, use commercially reasonable efforts (to the extent not inconsistent with its internal policies of general application) to minimize the costs, expenses, Taxes or other liabilities incurred by it and payable by Hertz pursuant to this Section 4.

(i)       In determining any amounts payable to the Foreign Affected Person by Hertz pursuant to this Section 4, the Foreign Affected Person shall treat Hertz in the same way as all similarly situated Persons (as determined by the Foreign Affected Person in its reasonable discretion) and the Foreign Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

Section 4.

Section 4.1 Non-Petition. Notwithstanding anything to the contrary in this Guarantee or any Relevant Document, only the FleetCo Security Trustee may pursue the remedies available under the general law or under the FleetCo Security Documents to enforce this Guarantee and the FleetCo Security and no other Person shall be entitled to proceed directly against any FleetCo in respect hereof (unless the relevant FleetCo Security Trustee, having become bound to proceed in accordance with the terms of the relevant FleetCo Related Documents, fails or neglects to do so). The Guarantor hereby agrees with and acknowledges to each FleetCo, the Issuer Security Trustee and the FleetCo Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)       it shall not have the right to take or join any person in taking any steps against any FleetCo for the purpose of obtaining payment of any amount due from any FleetCo (other than serving a written demand subject to the terms of the relevant FleetCo Security Documents); and

(b)       neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to any FleetCo, provided that, the FleetCo Security Trustee shall have the right to take any action pursuant to and in accordance with the Related Documents.

The provisions of this Section 4.1 (Non-Petition) shall survive the termination of this Agreement.

Section 4.2 No Recourse. The Guarantor agrees with and acknowledges that, notwithstanding any other provision of any FleetCo Related Document, all obligations of each FleetCo to it are limited in recourse as set out below:

(a)       it will have a claim only in respect of the relevant FleetCo Collateral and will not have any claim, by operation of law or otherwise, against, or recourse to any of the other assets of the relevant FleetCo or its contributed capital;

(b)       sums payable to it in respect of any of any FleetCo’s obligations to it shall be limited to the lesser of (i) the aggregate amount of all sums due and payable to it and (ii) the aggregate amounts received, realised or otherwise recovered by or for the account of the FleetCo Security Trustee in respect of the relevant FleetCo Security whether pursuant to enforcement of the FleetCo Security or otherwise; and

(c)       upon the FleetCo Security Trustee giving written notice that it has determined in its sole opinion that there is no reasonable likelihood of there being any further realisations in respect of the relevant FleetCo Security (whether arising from an enforcement of the relevant FleetCo Security or otherwise) which would be available to pay unpaid amounts outstanding under the relevant FleetCo Related Documents, it shall have no further claim against the relevant FleetCo in respect of any such unpaid amounts and such unpaid amounts shall be discharged in full.

The provisions of this Section 4.2 (No Recourse) shall survive the termination of this Guarantee.

Section 5. Miscellaneous.

Section 5.1 Notices. All notices to Hertz under this Guarantee, until Hertz furnishes written notice to the contrary, shall be in writing and mailed, faxed or hand delivered to Hertz at 8501 Williams Road, Estero, Florida 33928, and directed to the attention of Treasurer.

Section 5.2 Governing Law.

(a)       This Guarantee and any non-contractual obligations arising out of or in connection with it are governed by English law.

(b)       The courts of England have exclusive jurisdiction to settle any Dispute arising out of or in connection with this Guarantee and the parties therefore irrevocably submit to the jurisdiction of those courts.

(c)       The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(d)       Each of the Guarantor, Dutch FleetCo, Duch B FleetCo, French FleetCo, German FleetCo, Italian FleetCo and Spanish FleetCo agrees that the process by which any proceedings arising out of or in connection with this Agreement or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, each such party shall immediately appoint another person in England as its process agent in respect of this Agreement and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. Each of the Guarantor, Dutch FleetCo, Dutch B FleetCo, French FleetCo, German FleetCo, Italian FleetCo and

Spanish FleetCo further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

Section 5.3 Interpretation. The headings of the sections and other subdivisions of this Guarantee are inserted for convenience only and shall not be deemed to constitute a part hereof.

Section 5.4 Related Document Each party agrees that this is a "FleetCo Related Document" for the purposes of the definition in the Master Definitions and Constructions Agreement.

Section 5.5 Legal Fees. Hertz agrees to pay all reasonable legal fees and disbursements and all other reasonable and actual costs and expenses which may be incurred by the Beneficiaries, the FleetCo Security Trustee or the Issuer Security Trustee in the enforcement of this Guarantee.

Section 5.6 No Set-off. The obligations of Hertz under this Guarantee shall not be subject to any counterclaim, setoff, deduction or defence based upon any related or unrelated claim which Hertz may now or hereafter have against any Beneficiary. By acceptance of this Guarantee, each Beneficiary shall be deemed to have waived any right to setoff, combine, consolidate or otherwise appropriate and apply (i) any assets of Hertz at any time held by such Beneficiary or (ii) any indebtedness or other liabilities at any time owing by such Beneficiary to Hertz, as the case may be, against, or on account of, any obligations or liabilities owed by Hertz to a Beneficiary under this Guarantee.

Section 5.7 Currency of Payment. Any payment to be made by Hertz shall be made in the same currency as designated for payment in the applicable Related Document and such designation of the currency of payment is of the essence.

Section 5.8 Binding Effect; Assignability; Amendment. This Guarantee shall be binding upon and inure to the benefit of the Beneficiaries and their respective successors and permitted assigns. Hertz may not (i) assign, transfer, hypothecate or otherwise convey any of its rights or obligations hereunder or interests herein, or (ii) amend this Guarantee, in each case, without the express prior written consent of the Required Noteholders, the FleetCo Security Trustee and the Issuer Security Trustee. Any such purported assignment, transfer, hypothecation, other conveyance, or amendment by Hertz without the prior express written consent of the Required Noteholders, the FleetCo Security Trustee and the Issuer Security Trustee shall be void.

The FleetCo Security Trustee and Issuer Security Trustee may not assign any of its rights and obligations hereunder or interests herein (including any rights it may have to exercise remedies hereunder) to any Person without the prior written consent of Hertz, such consent not to be unreasonably withheld.

The FleetCos may not assign any of their rights and obligations hereunder or interests herein (including any rights it may have to exercise remedies hereunder) to any Person without the prior written consent of Hertz (such consent not to be unreasonably withheld), the Required Noteholders, the FleetCo Security Trustee and the Issuer Security Trustee, provided that each FleetCo may assign for security purposes all or any of its rights hereunder as security for the repayment of the FleetCo Secured Obligations to the FleetCo Security Trustee, acting for itself and on behalf of the FleetCo Secured Parties.

Section 5.9 No Waiver; Remedies. The failure by any Beneficiary, at any time or times, to require strict performance by Hertz of any provision of this Guarantee shall not waive, affect or diminish any right of the Beneficiaries thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Hertz contained in this Guarantee, and no breach or default by Hertz hereunder or thereunder, shall be deemed to have been suspended or waived by the Beneficiaries unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the FleetCo Security Trustee and directed to Hertz specifying such suspension or waiver. The rights and remedies of the Beneficiaries under this Guarantee shall be cumulative and nonexclusive of any other rights and remedies that the Beneficiaries may have under any other agreement, including the other Related Documents, by operation of law or otherwise.

Section 5.10 Issuer Security Trustee and FleetCo Security Trustee. Each of the Issuer Security Trustee and FleetCo Security Trustee has agreed to become a party to this Guarantee solely for the better enforcement and preservation of its rights, to receive the benefit of the representations, warranties, covenants, indemnities and other obligations and to agree amendments to this Guarantee. Neither the Issuer Security Trustee nor the FleetCo Security Trustee shall by doing so assume any obligation or incur any liability of any kind to any party. Notwithstanding any other provisions of this Guarantee, in acting under and in accordance with Section 5.10 of this Guarantee, the Issuer Security Trustee and FleetCo Security Trustee are entitled to seek instructions in accordance with the provisions of the Related Documents and at any time, and where it so acts or refrains from acting on instructions, the Issuer Security Trustee and FleetCo Security Trustee shall not incur any liability to any person for so acting or refraining from acting.

Section 5.11 Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof.

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IN WITNESS HEREOF, the undersigned have executed this Guarantee as a Deed as of the 20 day of December 2022.

Executed and delivered as a Deed by

THE HERTZ CORPORATION,

By:
Name:
Title:

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Signature Page to Hertz Performance Guarantee

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo and Dutch B FleetCo

EXECUTED as a DEED by	)
STUURGROEP FLEET(NETHERLANDS	)
B.V. acting by its duly authorised	)
attorney:	)

……………………………….…………….

Name:

In the presence of:

……………………………….…………….

Signature and name of witness

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee

RAC FINANCE S.A.S.
as French FleetCo

EXECUTED as a DEED by	)
RAC FINANCE S.A.S.	)
acting by its duly authorised	)
legal representative:	)

……………………………….…………….

Name:

In the presence of:

……………………………….…………….

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee

HERTZ FLEET LIMITE
as German FleetCo

SIGNED AND DELIVERED as a DEED	)
for and on behalf of	)
HERTZ FLEET LIMITED	) _______________________________
by its lawfully appointed attorney:	) Attorney signature)

in the presence of:

________________________

(Witness' Signature)

________________________

(Witness' Name)

________________________

(Witness' Address)

________________________

(Witness' Occupation)

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee

IFM SPV S.R.L.
as Italian FleetCo

SIGNED AND DELIVERED as a DEED	)
for and on behalf of	)
IFM SPV S.R.L.	) _______________________________
by its lawfully appointed attorney:	) Attorney signature)

In the presence of:

________________________

(Witness' Signature)

________________________

(Witness' Name)

________________________

(Witness' Address)

________________________

(Witness' Occupation)

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee

STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA,
as Spanish FleetCo

EXECUTED as a DEED by	)
STUURGROEP FLEET (NETHERLANDS) B.V.	)
SUCURSAL EN ESPAÑA. acting by its duly authorised	)
attorney:	)

……………………………….…………….

Name:

Title: _______________

In the presence of:

……………………………….…………….

Signature and name of witness

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, FleetCo Security Trustee

EXECUTED as a DEED by	)
BNP PARIBAS TRUST	)
CORPORATION UK LIMITED	)
acting by its duly authorised signatory	)

_______________________________

Signatory

In the presence of:

________________________

(Witness Name and Signature)

________________________

(Witness' Address)

*This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Acknowledgement and Agreement to Hertz Performance Guarantee